Exhibit 10.30

First Amendment to Intercreditor Agreement between Action Capital
Corporation (“Action”) and Wistar Morris (“Lender”) dated
June 11, 2010

WHEREAS, Action and Lender entered into that certain Intercreditor Agreement for certain accounts receivable of Lattice Government Services FKA Ricciardi Technologies Inc and Systems Management Engineering Inc. (“Borrower”) on June 11, 2010; and

WHEREAS, Action and Lender want to amend the agreement to change the bank account information for receipt of principal payments in Section 2 and more specifically describe the Lender Collateral by invoice number in Exhibit A;

NOW, THEREFORE, Lender and Action agree as follows:
Section 2. will be amended to change Lender’s bank account for receipt of principal payments to:

Wachovia Bank
3443 Orange Street
Roanoke, VA 24012
Beneficiary: First Clearing, LLC
ABA # [Redacted - Confidential]
Account #: [Redacted - Confidential]
FFC:   I. Wister Morris, Lattice A/C # [Redacted - Confidential]

Exhibit A attached hereto will be substituted for the Exhibit A attached to the original Intercreditor Agreement which identifies by invoice number the Lender Collateral.

All other terms and conditions remain unchanged.

“Action”		“Lender”
Action Capital Corporation		I. Wistar Morris

By:	/s/ Becky J. Cronister	/s/ I. Wistar Morris
Becky J. Cronister
President

“Borrower”
Lattice Government Services Inc.

By:	/s/ Kenneth E. Kazier
President

Exhibit “A”

[Redacted - Confidential]